UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Henry Schein, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27078	11-3136595
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 Duryea Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 843-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HSIC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, at the Henry Schein, Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”), the Company’s stockholders considered: (1) a proposal to consider approval of the election of twelve directors of the Company for terms expiring in 2026; (2) a proposal to consider approval of Max Lin as a director of the Company for a term expiring in 2026, provided that certain conditions were satisfied (which conditions have been satisfied); (3) a proposal to consider approval of William K. “Dan” Daniel as a director of the Company for a term expiring in 2026, provided that certain conditions were satisfied (which conditions have been satisfied); (4) a proposal to consider approval, by non-binding vote, of the 2024 compensation paid to the Company’s Named Executive Officers (as defined in the proxy statement) (commonly known as a “say-on-pay” proposal); and (5) a proposal to consider the ratification of the selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2025. The voting results at the Annual Meeting, with respect to each of the matters described above, are set forth below.

1.	The twelve directors of the Company were elected to serve for terms expiring in 2026 based upon the following votes:

	For	Against	Abstain	Broker Non-Votes
Mohamad Ali	96,213,579	6,590,237	6,058,005	5,915,043
Stanley M. Bergman	91,800,822	15,920,091	1,140,908	5,915,043
Deborah Derby	94,593,299	8,240,677	6,027,845	5,915,043
Carole T. Faig	96,363,571	6,441,173	6,057,077	5,915,043
Joseph L. Herring	96,393,643	9,159,158	3,309,020	5,915,043
Robert J. Hombach	97,038,087	6,351,699	5,472,035	5,915,043
Kurt P. Kuehn	96,146,297	6,770,674	5,944,850	5,915,043
Philip A. Laskawy	87,702,261	20,581,128	578,432	5,915,043
Anne H. Margulies	96,251,355	6,555,825	6,054,641	5,915,043
Scott Serota	96,301,431	6,503,217	6,057,173	5,915,043
Bradley T. Sheares, Ph.D.	94,327,616	11,153,012	3,381,193	5,915,043
Reed V. Tuckson, M.D., FACP	96,312,524	6,588,964	5,960,333	5,915,043

2.	Max Lin was elected as a director of the Company for a term expiring in 2026 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
108,297,741	445,194	118,886	5,915,043

3.	William K. “Dan” Daniel was elected as a director of the Company for a term expiring in 2026 based upon the following votes:

For	Against	Abstain	Broker Non-Votes
108,257,602	478,102	126,117	5,915,043

4.	The 2024 compensation paid to the Company’s Named Executive Officers, commonly known as the “say-on-pay” proposal, was approved, by non-binding vote, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
93,338,427	12,176,836	3,346,558	5,915,043

5.	The selection of BDO USA, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 27, 2025 was ratified based upon the following votes:

For	Against	Abstain
107,876,507	3,390,933	3,509,424

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENRY SCHEIN, INC. (Registrant)

Date: May 23, 2025	By:	/s/ Kelly Murphy
Kelly Murphy
Senior Vice President and General Counsel